UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/12/2011

Tessera Technologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50460

Delaware	16-1620029
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3025 Orchard Parkway
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 321-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective May 20, 2011, John Keating will cease to be employed by Tessera Technologies, Inc. ("Tessera" or the "Company"). Mr. Keating most recently served as Senior Vice President, Corporate Development for the Company.

Mr. Keating held the position of Interim Executive Vice President, Imaging and Optics from November 2010 to March 2011 and was listed as a "named executive officer" of Tessera (as such term is defined in Item 402(a)(3) of Regulation S-K) in Tessera's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tessera Technologies, Inc.

Date: May 17, 2011	By:	/s/ Michael Anthofer
Michael Anthofer
Executive Vice President and Chief Financial Officer